UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022

LXP INDUSTRIAL TRUST
(Exact name of registrant as specified in its charter)

Maryland		1-12386	13-3717318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 4015,	New York,	New York	10119-4015
(Address of Principal Executive Offices)			(Zip Code)
(212) 692-7200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Entry into a Material Definitive Agreement.

On July 5, 2022, LXP Industrial Trust, or the Trust, entered into a new credit agreement, which we refer to as the Second Amended and Restated Credit Agreement, among the Trust, as borrower, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein, and KeyBank National Association, or KeyBank, as agent.

The Second Amended and Restated Credit Agreement replaces the Amended and Restated Credit Agreement, dated as of February 6, 2019, which we refer to as the Previous Credit Agreement as the same was amended from time to time, among the Trust, as borrower, KeyBank, as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein.

The Second Amended and Restated Credit Agreement provides for (1) a new $600.0 million senior unsecured revolving credit facility, or the Revolver, which refinances and replaces the previously existing $600.0 million senior unsecured revolving credit facility, and (2) an unsecured term loan in a principal amount of $300.0 million that matures on January 31, 2025, or the 2021 Term Loan, which is a continuation of the previously existing $300.0 million unsecured term loan that was scheduled to mature on January 31, 2025. With lender approval, the Trust can increase the size of the Revolver and the 2021 Term Loan by an amount that, when taken together, shall not exceed $1.8 billion.

The Revolver matures July 5, 2026, but can be extended until July 5, 2027 at the Trust’s option. The Second Amended and Restated Credit Agreement also provides for a $40.0 million letter of credit sub-facility, a $40.0 million swingline sub-facility and the ability to request bid rate loans.

Interest on the Second Amended and Restated Credit Agreement is generally to be paid based upon, at the Trust’s option, either (i) SOFR plus the applicable margin, which we refer to as a SOFR Loan, or (ii) the applicable base rate, which is the greatest of the administrative agent’s prime rate, 0.50% above the federal funds effective rate, or 1% above the thirty-day SOFR plus the applicable SOFR, plus the applicable margin, which we refer to as a Base Rate Loan. The credit adjustment for daily SOFR and term SOFR is 0.10%. The applicable margin under the Second Amended and Restated Credit Agreement is determined with respect to the Trust’s senior unsecured long-term debt rating, as follows:

Debt Rating	Revolver SOFR Loans	Revolver Base Rate Loans	Term Loan SOFR Loans	Term Loan Base Rate Loans
At least A- or A3	0.725%	0.00%	0.85%	0.00%
At least BBB+ or Baa1	0.775%	0.00%	0.90%	0.00%
At least BBB or Baa2	0.850%	0.00%	1.00%	0.00%
At least BBB- or Baa3	1.050%	0.05%	1.25%	0.25%
Below BBB- or Baa3, or unrated	1.400%	0.40%	1.65%	0.65%

The Trust may prepay any outstanding borrowings under the Second Amended and Restated Credit Agreement without any premium or penalty. In addition, the Trust is required to prepay all borrowings under the Revolver to the extent such borrowings are in excess of the amount the Trust has the ability to borrow under the Revolver.

The Second Amended and Restated Credit Agreement contains representations, financial and other affirmative and negative covenants, events of defaults and remedies typical for this type of revolving credit and term loan facility. The principal financial covenants under the Second Amended and Restated Credit Agreement (based on defined terms in the Second Amended and Restated Credit Agreement) are:

(1)     the Trust’s Total Indebtedness may not exceed 60% of its Capitalized Value (which is calculated based on a capitalization rate of 6.0%, which was 7.25% under the Previous Credit Agreement);
(2)    the Trust’s Adjusted EBITDA for the period of two consecutive fiscal quarters most recently ending may not be less than 150% of the Trust’s Fixed Charges for such period;
(3)    the Trust’s Unsecured Indebtedness shall not be greater than 60% of Unencumbered Property Value except in connection with a material acquisition the percentage is increased to 65% for a specified period of time;
(4)    the Trust’s Secured Indebtedness may not exceed 40% of the Trust’s Capitalized Value; and
(5)    the Trust’s Unencumbered NOI shall not be less than 200% of the Trust’s Unsecured Debt Service.

The Trust currently expects to use the proceeds under the Revolver for general working capital, including to fund new investments. A copy of the Second Amended and Restated Credit Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, which we refer to as this Current Report, and is incorporated herein by reference. The foregoing description of the Second Amended and Restated Credit Agreement is qualified in its entirety by reference to the full text of the Second Amended and Restated Credit Agreement.

Item 1.02. Termination of a Material Definitive Agreement

On February 6, 2019, the Trust entered into the Second Amended and Restated Credit Agreement described in Item 1.01 of this Current Report. The Second Amended and Restated Credit Agreement replaces the Previous Credit Agreement, which was terminated effective July 5, 2022. The material terms and conditions pertaining to the Second Amended and Restated Credit Agreement are set forth in Item 1.01 of this Current Report and to the extent required by Item 1.02 of Form 8-K, the information contained in (or incorporated by reference into) Items 1.01 and 2.03 of this Current Report is hereby incorporated by reference into this Item 1.02.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 5, 2022, the Trust entered into the Second Amended and Restated Credit Agreement described in Item 1.01 of this Current Report. The material terms and conditions pertaining to the Second Amended and Restated Credit Agreement are set forth in Item 1.01 of this Current Report and to the extent required by Item 2.03 of Form 8-K, the information contained in (or incorporated by reference into) Items 1.01 and 1.02 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

10.1
Second Amended and Restated Credit Agreement, dated as of July 5, 2022, among the Trust, as borrower, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein, and KeyBank, as agent.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LXP INDUSTRIAL TRUST

Date: July 11, 2022	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary